Genprex®

REPROGRAMMING THE COURSE OF CANCER AND DIABETES

NASDAQ: GNPX

July 2021

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designation, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates, costs associated with developing our product candidates and whether patents will ever be issued under patent application that are the subject of our license agreements. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

GNPX AT A GLANCE

COMPANY	SYMBOL	EXCHANGE	SHARE PRICE	MARKET CAP	10-DAY AVG VOLUME	SHARES OUTSTANDING	CASH
Genprex, Inc.	GNPX	Nasdaq	$3.17	$150M	871K	47,527,857	$47.1 Million

All data is as of July 9, 2021, except for cash, which is as of March 31, 2021.

INVESTMENT HIGHLIGHTS

Novel gene therapies addressing cancer and diabetes

Genprex®

- Addressing unmet medical need in large markets through the buildout of a robust pipeline of new drug candidates and drug combinations.
- Leveraging a gene therapy platform; Genprex's non-viral Oncoprex® nanoparticle delivery system is designed to deliver a variety of therapeutic genes to fight multiple types of cancer.
- REQORSA™ Immunogene Therapy, the first systemically delivered gene therapy for cancer in humans, can be combined with top-selling cancer drugs and may improve their benefits.
- Demonstrated clinical achievement with REQORSA in two clinical trials, showing a favorable safety profile and evidence of efficacy in lung cancer.
- Working with world class academic partners.
- Strong balance sheet that well positions us to advance our programs.

EXECUTIVE SUMMARY

MAJOR COMPETITIVE ADVANTAGES

- GENE THERAPY PLATFORM
- FIRST SYSTEMIC GENE THERAPY USED FOR CANCER IN HUMANS
- LARGE MARKETS AND UNMET NEED
- COMBINATION TRIALS WITH TOP SELLING CANCER DRUGS
- FDA FAST TRACK DESIGNATION
- DEMONSTRATED CLINICAL ACHIEVEMENT
- INITIATING TWO LUNG CANCER TRIALS IN 2021
- WORLD-CLASS ACADEMIC PARTNERS
- EXPANDING PIPELINE
- STRONG BALANCE SHEET

RESEARCH AND DEVELOPMENT PIPELINE


DISCOVERY
PRECLINICAL
CLINICAL PHASE 1
CLINICAL PHASE 2
CLINICAL PHASE 3
ONCOLOGY
NON-SMALL CELL LUNG CANCER
Acclaim-1
(ONC-003)
REQORSA + Tagrisso
Acclaim-2
(ONC-004)
REQORSA + Keytruda
ONC-001*
REQORSA Monotherapy
ONC-002*
REQORSA + Tarceva
VARIOUS ONCOLOGY TARGETS
DISCOVERY PROGRAMS
Undisclosed
DIABETES
DIA-001
GPX-002
U.S. FDA Fast Track Designation
* Prior trials

BRIDGING GAPS IN MODERN MEDICINE

HELPING PATIENTS WITH LIMITED TREATMENT OPTIONS

ONCOLOGY

- Genprex's **oncology combination treatment approach** utilizes targeted therapies and immunotherapies.
- Planned clinical trials include combinations of REQORSA with AstraZeneca's top selling drug, **Tagrisso®** and Merck's top selling drug, **Keytruda®**.
- Lung cancer kills **1.8 million people per year**[1], more than any other type of cancer.

DIABETES

- Gene therapy drug candidate addresses **Type 1 and Type 2** diabetes.
- May reduce or **eliminate daily burden** of checking and monitoring blood glucose levels.
- May **eliminate the need for insulin** and daily medication.
- Affects **34 million people**[2] in the U.S.

1. World Health Organization: https://www.who.int/news-room/fact-sheets/detail/cancer
2. Centers for Disease Control: https://www.cdc.gov/diabetes/pdfs/data/statistics/national-diabetes-statistics-report.pdf

- Tagrisso is a registered trademark of AstraZeneca.
- Keytruda is a registered trademark of Merck & Co, Inc.



ONCOLOGY PROGRAM

NON-SMALL CELL LUNG CANCER

MARKET STATISTICS

84%

MOST COMMON LUNG CANCER

NSCLC represents the majority of all lung cancers.

2M

WORLDWIDE CASES

More than two million cases per year worldwide.

235K

UNITED STATES

More than 200,000 new cases per year in the U.S.

$4B+

TAGRISSO 2020 SALES

AstraZeneca's highest grossing product.

$14B+

KEYTRUDA 2020 SALES

Merck's highest grossing product.

$26.3B+

GLOBAL MARKET

Global market is projected to grow from $17.9 billion in 2018 to $26.3 billion by 2023.

NOVEL PLATFORM TO TREAT CANCER

ONCOPREX® NANOPARTICLE DELIVERY SYSTEM

The first systemic gene therapy delivery platform for cancer


GENES
Multiple tumor suppressor genes
SYNERGIES
Advanced approach using combination therapy
CANCERS
Multiple cancers

ONCOPREX NANOPARTICLE DELIVERY SYSTEM

CATIONIC LIPID NANOPARTICLE CARRIES DRUG TO TUMORS


Positively charged nanoparticle
TUSC2 gene Cassette
Negatively charged cancer cell
Nanoparticle attaches to cancer cell
Cancer killing genes integrate into cell
Cell death

Our <u>**non-viral,**</u> biodegradable, **positively-charged lipid nanoparticle (LNP)** is delivered systemically and has affinity to negatively-charged cancer cells, with up to a **33-fold uptake** in cancer cells vs. normal cells and has been **well tolerated in humans** with **> 50 study patients**.

TARGETING NEGATIVE SURFACE CHARGES OF CANCER CELLS

AN INNOVATIVE MEANS TO SELECTIVELY TARGET CANCER CELLS

- The activities of glucose metabolism have a profound impact on the surface of cancer cells
- Elevated glycolysis in cancer cells lead to a higher secretion of lactate
- Secreted lactate ions remove positive ions, causing cancer cells to be negatively charged

Normal cells do not have an elevated glycolysis; therefore, the surfaces of normal cells remain charge-neutral or slightly positive.



ONCOPREX®, a gene delivery system using positively-charged nanoparticles, is an innovative means to selectively target cancer cells.

REQORSA™ TARGETS CANCER AT ITS CORE

DOTAP: CHOL-TUSC2


TUSC2

CONTROLS CELL SIGNALING

Pan-kinase inhibition decreases cell proliferation


Injured cell
Apoptosis

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cell death



MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

TUSC2 INHIBITS KEY CELL SIGNALING

TUSC2 TUMOR SUPPRESSOR GENE HAS PAN-KINASE ACTIVITY THAT CAN OVERCOME CANCER RESISTANCE PATHWAYS


EGFR
Inhibition
TUSC2
AKT
GSK-3
Ras
Raf
MAPKK
MAPK
Nucleus
Cell Survival Proliferation


Apoptotic Stimuli Oncogenic Stress
Intrinsic Apoptosis Signaling Pathway
Inhibition
TUSC2
Inhibition
BCL2
BAK BAX
CYT C
Mitochondria
ATP
ADP
ADP
CYT C
TUSC2
Caspase Cascades
Apoptosis

REQORSA MODULATES THE IMMUNE SYSTEM

Immunomodulation of Carbo + Pembro + TUSC2 demonstrates rationale for the **Acclaim-1** and **Acclaim-2** clinical trials treating patients who show progression after treatment with Tagrisso or Keytruda.

Note: Treg and Myeloid cells are immunosuppressive



A
Active T cells (Lung)
% of active T cells
50
40
30
20
10
0
Active CD8 T
Active CD4 T
Carbo+Pembro
Carbo+Pembro+TUSC2
B
Treg in Lung Metastasis
% of Treg
3
2
1
0
Carbo+Pembro
Carbo+Pembro+TUSC2
C
NK in Lung Metastasis
% of hCD56+ve
15
10
5
0
Carbo+Pembro
Carbo+Pembro+TUSC2
D
Myeloid cells in Lung Metastasis
% of Lin-ve
100
80
60
40
20
0
Carbo+Pembro
Carbo+Pembro+TUSC2
E
DC in Lung Metastasis
%of HLA-DR+ve
40
30
20
10
0
Carbo+Pembro
Carbo+Pembro+TUSC2

Image: Immunoprofiling of infiltrated human immune cells into lung metastases after two-week treatment with Carboplatin + Pembrolizumab or TUSC2 + Carboplatin + Pembrolizumab by multicolor flow cytometry. Percentage of human: A) Activated CD8+(cytotoxic) T and CD4+ T cells, B) Regulatory T cells (Tregs), C) Natural Killer cells (NKs), D) Myeloid cells, and E) Dendritic cells (DCs).

REQORSA MONOTHERAPY

ONC-001 TRIAL

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase 1 monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Maximum Tolerated Dose (MTD) established
- Well tolerated in patients



(Metabolic responses in late-stage metastatic lung cancer patient)

Source: Phase 1 Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

REQORSA + TARCEVA COMBINATION

PHASE 2 PRELIMINARY DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	LINE OF THERAPY
Positive (exon 18+20)	Complete Response	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Tarceva *Multiple cycles*	3
Positive (exon 21)	Stable Disease	Tarceva	2
Negative	Stable Disease	Chemo	2
Negative	Stable Disease	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. anti-PD1 inhibitor). Slowed tumor progression in 7 out of 9 patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable, all but one received prior treatments. One subject withdrew consent.*
- *Genprex does not intend to reopen enrollment in this Phase1/2 trial.*

REQORSA + TARCEVA COMBINATION



Swimmer Plot of Best Response, with Time on Study
EGFR status/mutation
Negative
Negative
Positive (exon 18+20)
Negative
Negative
Negative
Negative
Negative
Positive (exon 21)
Negative
Negative
Positive (exon 21)
SD
SD
CR
SD
SD
SD
SD
SD
SD
SD
SD
SD
0
10
20
30
40
Weeks
★ Chemotherapy
▲ Chemotherapy+Immunotherapy
● Tarceva
Dose Level
Ph1DL1
Ph1DL2
Ph1DL3
Ph2

AACR 21: REQORSA + TAGRISSO REDUCE TUMOR GROWTH IN TAGRISSO-RESISTANT TUMORS


Osimertinib
TUSC2
TUSC2
TUSC2
21 days
Survival and tumor growth
12/16
Cell inoculation
01/07/20
01/10
01/13
Osimertinib+TUSC2 combination on H1975-OsiR tumors in NSG mice
Tumor volume (mm³)
200
150
100
50
0
D21 D25 D29 D32 D36 D39 D43
Days
p=0.01 vs Osi 5
p=0.000001 vs Osi 10
Control OsiR (N=5)
TUSC2 OsiR (N=3)
Osimertinib OsiR (5mg/kg)
Osimertinib OsiR (10mg/kg)
Osimertinib OsiR (5mg/kg)+TUSC2
Osimertinib OsiR (10mg/kg)+TUSC2
Osimertinib+TUSC2 combination on H1975 tumors in NSG mice
Tumor volume (mm³)
400
200
0
D21 D25 D29 D32 D36 D39
Days
Control (N=5)
TUSC2 (N=6)
Osimertinib (5mg/kg)
Osimertinib (10mg/kg)
Osimertinib (5mg/kg)+TUSC2
Osimertinib (10mg/kg)+TUSC2

Osimertinib is the generic name for Tagrisso.

Acclaim-1

GENERAL STUDY CHARACTERISTICS

- REQORSA in combination with AstraZeneca's Tagrisso for NSCLC
- Patients with Stage 4, EGFR mutant NSCLC whose disease progressed after Tagrisso
- ~15 U.S. sites
- ~92 patients
  - Phase 1: 9-18 patients
  - Phase 2: 74 patients
- Interim analysis at 51 events (i.e., disease progression or death)
- Initiated Acclaim-1 clinical trial in June 2021

Measuring Time From First Progression To Second Progression: Tagrisso Monotherapy vs. REQORSA + Tagrisso


PHASE 1
DOSE ESCALATION REQORSA + TAGRISSO
PHASE 2
STUDY ARM
VS.
CONTROL ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
REQORSA + TAGRISSO
Second progression
PRIOR TAGRISSO MONOTHERAPY
First progression
CONTINUED TAGRISSO MONOTHERAPY
Second progression
Second progression of Tagrisso monotherapy is expected to be 4-5 months after first progression

Continuing Osimertinib (Tagrisso) Treatment After Progression Prolongs Survival Benefit in NSCLC. *Targeted Oncology*. https://www.targetedonc.com/view/continuing-osimertinib-treatment-after-progression-prolongs-survival-benefit-in-nsclc. Accessed November 10, 2020.

Acclaim-1

PHASE 1 COMPONENT

- 3+3 dose escalation of REQORSA in combination with Tagrisso

PRIMARY ENDPOINT
- Dose limiting toxicity

PHASE 2 COMPONENT

- Randomized 1:1, open-label, 2-arm study of REQORSA in combination with Tagrisso vs. Tagrisso monotherapy

PRIMARY ENDPOINT
- Progression free survival (PFS)
- PFS improvement of REQORSA combination versus Tagrisso monotherapy after first progression on Tagrisso monotherapy

SECONDARY ENDPOINTS
- Overall response rate
- Overall survival
- Tolerability
- Number of adverse events

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER


Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.


Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

REQORSA + Keytruda

Strong antitumor immune responses of anti-PD1 were found against PDX tumors developed in humanized mice.


Humanized (Wk2)
Non-Humanized (Wk2)
Control
TUSC2
Pembro
Comb

REQORSA + Keytruda + Chemo

REQORSA+anti-PD1+chemo combination resulted in metastasis regression significantly greater than either REQORSA alone or anti-PD1+chemo.


Post-Treatment (Wk3)
No Treatment
TUSC2
Carbo+ Pembro
Carbo+Pembro+ TUSC2

AACR 21: REQORSA MAY ENHANCE FIRST-LINE STANDARD OF CARE

REQORSA MAY OVERCOME RESISTANCE TO KEYTRUDA + CHEMO COMBINATION

REQORSA + Keytruda + Chemo

- REQORSA enhances the efficacy of chemo-immunotherapy on KL-mutant lung metastases in humanized mice.
- Triple combination demonstrated strong antitumor efficacy and induced robust antitumor immunity in KRAS-LKB1 (KL)-mutant NSCLC in clinically relevant humanized mice models.


No treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2
Total Flux [p/s]
D14
D28
D35
***
**
*

*** p= 0.0003 vs No treatment
** p = 0.009 vs Carbo+Pembro
* p = 0.02 vs TUSC2

Triple treatment on A549 lung met in humanized mice
Tumor Intensity (Wk4)
post treatment


Tumor intensity (total flux [p/s])
Control
TUSC2
Carbo+Pembro
TUSC2+Pembro
Triple

N=5 mice/group

Acclaim · 2

GENERAL STUDY CHARACTERISTICS

- Phase 1/2 study of REQORSA in combination with Merck & Co's Keytruda for NSCLC on track to be initiated in 2021.
- Incorporates insightful feedback from KOLs, clinical advisors, SAB members and potential investigators, which we believe will optimize trial design.
- Targeting late-stage NSCLC patients whose disease progressed after Keytruda treatment.

ACCLAIM-2 RATIONALE

PRECLINICAL DATA

- REQORSA + Keytruda more effective than Keytruda alone in increasing the survival of humanized mice that had metastatic lung cancer
- REQORSA demonstrates synergy when combined with Keytruda + Chemotherapy
- REQORSA + Keytruda + Chemotherapy may improve first-line standard of care for lung cancer

SCALED-UP CLINICAL GRADE MANUFACTURING

MILESTONE POSITIONS COMPANY FOR SUCCESS IN LUNG CANCER THERAPEUTICS MARKET





Achievement highlighted by important process improvements and significantly improved economies of scale.

- Successful completion of technology transfer and scale-up of REQORSA
- GMP production provides supply for two upcoming Acclaim clinical trials
- Product is stored in cold storage depots, ready for delivery to clinical trial sites

DIABETES PROGRAM



DIABETIC PATIENTS IN NEED OF ADVANCED THERAPY

GPX-002 MAY ELIMINATE NEED FOR INSULIN IN DIABETIC PATIENTS


105

Type 1 and Type 2 diabetes affect approximately **34 million people in the U.S**[1], or 10 percent of the U.S. population.

May replace daily burden of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

Holds potential to provide long-term effectiveness, or **may even be a cure**, for diabetic patients.

Awarded **"License of the Year"** by University of Pittsburgh Innovation Institute in recognition of advances for the development of this ground-breaking gene therapy.

1. Centers for Disease Control: https://www.cdc.gov/diabetes/pdfs/data/statistics/national-diabetes-statistics-report.pdf

GPX-002 REPLENISHES LEVELS OF INSULIN

REPROGRAMS AND RESTORES CELL FUNCTION

Novel infusion process uses an endoscope and an AAV vector to deliver the Pdx1 and MafA genes to the pancreas.

Transforms alpha cells in the pancreas into functional beta-like cells, which can produce insulin but are distinct enough from beta cells to evade the body's immune system.

In vivo, pre-clinical studies show that GPX-002 **restored normal blood glucose levels** for an extended period of time.


Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

A Phase 1 clinical trial could be the first-ever gene therapy tested in humans for diabetes.

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012.

KEY MILESTONES THROUGH 2021 & BEYOND

COMPLETED

- Successful completion of technology transfer and scale-up of REQORSA
- Initiated site recruitment for both Acclaim clinical trials
- Reported preclinical data for REQORSA in combination with targeted therapies and immunotherapies
- Received Centralized IRB Approval for Acclaim-1
- Entered into license amendment with a major cancer research center in Houston, Texas, in-licensing additional technologies and expanding our intellectual portfolio
- Initiated Acclaim-1 clinical trial

ANTICIPATED

- Initiate Acclaim-2 clinical trial in 2021
- Dose the first patient in each of the Acclaim clinical trials
- Announce interim data from the Acclaim clinical trials
- Report preclinical data related to our Sponsored Research Agreements and from the ongoing preclinical studies of GPX-002
- Explore new cancer indications
- Continue to expand our pipeline and platform technologies
- Pursue pharmaceutical partnerships and collaborate with partners on our programs
- Continue to expand and strengthen our global intellectual property portfolio

SOME TARGETED THERAPY COMPANY VALUATIONS

COMPANY	SYMBOL	EXCHANGE	INDICATION	DRUG CANDIDATE/TARGET	PHASE	VALUATION
Iovance Biotherapeutics	IOVA	Nasdaq	Melanoma, Head and Neck, Cervical, NSCLC, Chronic Lymphocytic Leukemia	Lifileucel, LN-145	Phase 3(1)	$4 Billion
Mirati Therapeutics	MRTX	Nasdaq	NSCLC, Colorectal, Renal Cell, Ovarian	MRTX-849, Sitravatinib	Phase 3(1)	$8.6 Billion
Syndax Pharmaceuticals	SNDX	Nasdaq	Solid Tumors, Leukemia	Entinostat, Axatilimab, SNDX-5613	Phase 2(1)	$804 Million
Turning Point Therapeutics	TPTX	Nasdaq	NSCLC and solid tumors	Repotrectinib, TPX-0022, TPX-0046	Phase 2(1)	$3.6 Billion
Genprex, Inc.	**GNPX**	**Nasdaq**	**NSCLC**	**REQORSA**	**Phase 1/2**	**$150 Million**

Updated 07/09/2021; (1) Various Ph 1/2

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD
Chairman, President & Chief Executive Officer

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



CATHERINE VACZY
Executive VP, General Counsel & Chief Strategy Officer

- 20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



MICHAEL REDMAN
Executive VP & Chief Operating Officer

- 30+ years of experience in pharmaceutical and biotech industry, including executive leadership roles



RYAN CONFER, MS
Chief Financial Officer

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer

MEET OUR TEAM

COMPANY MANAGEMENT



THOMAS GALLAGHER, JD
Senior Vice President, Intellectual Property and Licensing

- 20+ years of expertise in biotech IP law, business development, licensing transactions
- Seasoned IP executive and attorney



SHANNON INMAN
Vice President of Global Clinical Operations

- 20+ years of clinical operations expertise leading international clinical operations teams, overseeing multi-center global clinical trials



WILLIAM GANNON, JR., MD MBA
Vice President of Regulatory Affairs

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH
MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



TONY S. K. MOK
MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group
- Chairman, Department of Clinical Oncology; Professor of Clinical Oncology, Chinese University Hong Kong



PASI ANTERO JÄNNE
MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science



GEORGE SIMON
MD

- Professor, Department of Thoracic/Head and Neck Medical Oncology, Division of Cancer Medicine, UT MD Anderson Cancer Center



GEORGE K. GITTES
MD

- Chief of Pediatric Surgery and Surgeon-in-Chief Emeritus at the UPMC Children's Hospital of Pittsburgh; Director of the Richard King Mellon Foundation Institute for Pediatric Research; Co-Scientific director at UPMC Children's Hospital

MEET OUR TEAM

CLINICAL ADVISORY BOARD



MICHAEL MORSE
MD, MHS, FACP

- Professor of Medicine, Division of Medical Oncology in the Department of Surgery at Duke University
- Research expertise in targeted therapies and immunotherapies for cancer



COL. GEORGE PEOPLES
MD, FACS

- Chief Executive Officer of Cancer Insight, LLC, a boutique cancer immunotherapy CRO
- Professor of Surgery at Uniformed Services University; Professor of Surgical Oncology at MD Anderson Cancer Center



ANDREW BECKER
MD, PHD

- President and Founder, Becker Pharmaceutical Consulting
- Experience in consulting biotech and pharma companies on a global basis



WILLIAM GANNON, JR.
MD, MBA

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD
Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



JOSE A. MORENO TOSCANO
Board Director

- Chief Executive Officer, LFB USA Inc
- 20+ years of experience in pharma and biotech industries

Photo Coming Soon

WILLIAM R. WILSON, JR.
Board Director

- Chief Executive Officer, Wilson Land & Cattle Co.
- 40+ years of legal experience spanning health care, biotech, clinical trial management



BRENT LONGNECKER
Board Director

- Chief Executive Officer, Longnecker & Associates
- 30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



JAMES E. ROTHMAN, PHD
Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

WE BELIEVE

IN A FUTURE OF

TRANSFORMATIONAL

PATIENT CARE

21ST CENTURY GENE THERAPIES

LARGE MARKETS AND UNMET NEED

COMBINATION TRIALS WITH TOP SELLING DRUGS

FAST TRACK DESIGNATION

EXPLORING NEW INDICATIONS AND PARTNERSHIPS

Genprex®

NASDAQ: GNPX

(877) 774 - GNPX | investors@genprex.com


Genprex®
APPENDIX

TWO NEW COMBINATION CLINICAL TRIALS


Genprex


30 Tablets
Tagrisso™
osimertinib
80 mg tablets
Rx only
AstraZeneca


Keytruda
(pembrolizumab)
for Injection
50 mg/vial

KEYTRUDA®
(pembrolizumab) for Injection 50mg

ONCOPREX® Nanoparticle Delivery System is the lipid nanoparticle delivery system used in REQORSA™.

EFFECTS OF GENETIC ALTERATIONS IN SUPPRESSOR GENES

The most common genetic alterations present in NSCLC are located in tumor-suppressor genes against which no targeted agents have been developed.

- Regulation of Malignant Tumor Growth
- Insensitivity to Growth-inhibitory Signals
- Evasions of Programmed Cell Death (Apoptosis)
- Limitless Replicative Potential
- Induced Angiogenesis
- Invasion and Metastases
- Reprogrammed Cell Metabolism
- Evasion of Immune Destruction
- Loss of Heterozygosity (indicates the absence of a functional suppressor gene)



Tumor Suppressor Genes
Act Like a Brake Pedal
Tumor Suppressor
Gene Proteins
Growth factor
Receptor
Signaling
enzymes
Transcription
factors
DNA
Cell nucleus
Cell proliferation

Hanahan D, Weinberg RA. Hall marks of cancer: the next generation. Cell. 2011:144(5):646-74.
Comprehensive genomic characterization of squamous cell lung cancers. Nature. 2012;489(7417):519-25.

WHY SYSTEMIC GENE THERAPY?

- Lipid nanoparticles have been shown to encapsulate plasmid DNA, which allows the delivery of gene therapeutic agents intravenously to distant metastases
- Lipid nanoparticles with TUSC2 have up to a 33-fold affinity for cancer cells compared to healthy cells
- No need to attach ligands
- Low toxicity profile
- Addresses the loss of heterozygosity



WHY TUSC2?

- 80% of all lung cancer cells lack the TUSC2 tumor suppressor gene
- Loss or reduction of TUSC2 expression is associated with significantly worse overall survival
- Premalignant lesions express significantly lower levels of TUSC2 compared with normal bronchial epithelia



VIRAL VS. NON-VIRAL VECTORS

The most common viral vectors are adenoviruses and retroviruses

- High level of transfection efficiency
- Generally stable
- Less specificity of target cells
- Can be immunogenic because capsid and viral proteins cause inflammation
- Reported cases of death and causing leukemia

Lipoplex Non-Viral Vectors

- High level of transfection efficiency
- Highest stability
- No viral particles that can be immunogenic
- Lowest toxicity
- Superior specificity: cationic charge seeks negatively-charged cancer cells
- Most common use is gene transfer into cancer cells, where the supplied genes have activated tumor suppressor control genes
- Protect against degradation of the DNA by the cell during transfection

OTHER POTENTIAL CANCER INDICATIONS

The region of the TUSC2 tumor suppressor gene is associated with chromosome 3p.

In addition to NSCLC, other potential indications include:

- Thyroid
- Renal
- Breast
- Head & Neck
- Mesothelioma
- Ovary


Nucleus
Short arm of chromosome 3

Ivanova, A.V., Ivanov, S.V., Prudkin, L. et al. Mechanisms of FUS1/TUSC2 deficiency in mesothelioma and its tumorigenic transcriptional effects. Mol Cancer 8, 91 (2009). doi.org/10.1186/1476-4598-8-91.

Xie HH, Huan WT, Han JQ, Ren WR, Yang LH. MicroRNA-663 facilitates the growth, migration and invasion of ovarian cancer cell by inhibiting TUSC2. Biol Res. 2019;52(1):18. Published 2019 Apr 3. doi:10.1186/s40659-019-0219-6.

REQORSA + TAGRISSO REDUCE TUMOR GROWTH

EFFECT OF TAGRISSO (OSIMERTINIB) + TUSC2 ON A549-LUC METASTASIS ON NSG MICE



Week 3
Cont
OSi
TUSC2
Comb
Counts
Osimertinib+TUSC2 on A549 lung met in NSG mice
Week 3
Tumor intensity (total flux [p/s])
N = 10 mice/group
p=0.06
Control
Osimertinib
TUSC2
Osimertinib+TUSC2
** p = 0.001 vs cont
* p = 0.005 vs Osimertinib

Figure 4A. TUSC2 combination with Osimertinib inhibits tumor growth and significantly prolongs survival. A) top; the treatment strategy, left; IVIS imaging showing the tumor burden, right; tumor growth inhibition by treatments.

Genprex

Osimertinib is the generic form of Tagrisso.

EFFECT OF REQORSA + CARBO + KEYTRUDA ON HUMANIZED A549 LUNG METASTASIS MODEL



Effect of Carbo+Pembro+TUSC2 on
A549 lung met on Hu-NSG
% of change (wk2 vs wk5)
tumor intensity
60000
40000
20000
8000
6000
4000
2000
0
****
***
***
No treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2



TUSC2
Carbo+Pembro
Carbo+Pembro
+TUSC2
TUSC2
Carbo+Pembro
Carbo+Pembro
+TUSC2

Pembrolizumab is the generic name for Keytruda.

EFFECT OF REQORSA + CARBO + KEYTRUDA ON HUMANIZED A549 LUNG METASTASIS MODEL


Post-Treatment
No Treatment
TUSC2
Carbo+Pembr
Carbo+Pembro+TUSC2
Luminescence
Counts
Color Scale
Min = 40
Max = 1000


Effect of Carbo+Pembro+TUSC2 on A549 lung met on Hu-NSG
No treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2
Total Flux [p/s]
6×10⁹
4×10⁹
2×10⁹
2×10⁸
1.5×10⁸
1×10⁸
5×10⁷
0
D14
D28
D35
***
**
*

****** p= 0.0003 vs No treatment**
***** p = 0.009 vs Carbo+Pembro**
**** p = 0.02 vs TUSC2**

Pembrolizumab is the generic name for Keytruda.